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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  July
20, 1998


                   United Security Bancorporation
         (Exact Name of Registrant as Specified in Charter)


          Washington           0-18561            91-1259511
          ----------           -------            ----------
(State or other jurisdiction   (Commission        (IRS
Employer Identi-
        of incorporation)       File Number)       fication
Number)

       9506 North Newport Highway, Spokane, Washington 99218-
1200
       -----------------------------------------------------
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            (Address of principal executive offices/Zip
Code)

   Registrant's telephone number, including area code:
(509) 467-6949
   ---------------------------------------------------------
----------


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                       UNITED SECURITY BANCORPORATION

Item 2.  Acquisition or Disposition of Assets

Effective July 20, 1998, United Security Bancorporation, Spokane, Washington (USBN) completed its pending acquisition of Grant National Bank (GNB). The acquisition was accomplished pursuant to an Agreement and Plan of Consolidation dated as of March 24, 1998 (Agreement). The Agreement was included as Exhibit (2) to the Form 8-K filed by USBN dated March 24, 1998.

Item 7.  Financial Statements and Exhibits

     (a) Financial statements - the requisite historical financial information was included with the Joint Proxy
Statement/
          Prospectus dated June 15, 1998, previously filed by USBN as part of its Registration Statement on Form S-4 with the
          Securities and Exchange Commission.

     (b) Pro forma financial information - the requisite pro forma financial information was included with the Joint
Proxy
          Statement/Prospectus dated June 15, 1998, previously filed by
          USBN as part of its Registration Statement on Form
S-4 with
          the Securities and Exchange Commission.

     (c)  Exhibits:

          (99)  Press release issued by USBN dated July 20,
1998 to
                announce the completion of the acquisition of GNB.

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 22, 1998

                         UNITED SECURITY BANCORPORATION

                         By:  /s/ Richard C. Emery
                         ------------------------------
                         Name:    Richard C. Emery
                         Title:   President and Chief
Executive Officer

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